UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2018

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin

(Address of principal executive offices, including zip code)

(920) 892-9340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 29, 2018, Orion Energy Systems, Inc. (the “Company”) received written notice (the “Notification Letter”) from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) for continued listing on The Nasdaq Capital Market. The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of thirty (30) consecutive business days. Based on the closing bid price of the Company’s common stock for the thirty (30) consecutive business days prior to the date of the Notification Letter, the Company no longer meets the Bid Price Rule.

The Notification Letter does not impact the Company’s current listing on The Nasdaq Capital Market at this time, and shares of the Company’s common stock will continue to trade on the Nasdaq Capital Market under the symbol “OESX”. The Notification Letter states that the Company has 180 calendar days, or until May 28, 2019, to regain compliance with the Bid Price Rule. To regain compliance, the Company’s common stock must have a closing bid price of at least $1.00 per share for a minimum of ten (10) consecutive business days. If the Company does not regain compliance by May 28, 2019, an additional 180 days may be granted to regain compliance, so long as the Company meets The Nasdaq Capital Market initial listing criteria (except for the bid price requirement) and notifies Nasdaq in writing of its intention to cure the deficiency during the second compliance period, including the implementation of a reverse stock split, if necessary. If the Company does not qualify for the second compliance period or fails to regain compliance during the second 180-day period, then Nasdaq will notify the Company of its determination to delist the Company’s common stock, at which point the Company would have an opportunity to appeal the delisting determination to a hearings panel.

The Company intends to monitor the closing bid price of its common stock and may, if appropriate, consider implementing available options to regain compliance with the minimum bid price requirement under the Nasdaq Listing Rules.

The Company previously received a similar notification from Nasdaq on November 28, 2017 and announced that it regained full compliance with the Bid Price Rule on June 29, 2018.

The Company’s management remains committed to the Company’s strategy of increasing its revenues, maintaining its strict cost culture and achieving EBITDA break-even. As the Company announced on October 30, 2018, it successfully secured a new credit facility increasing its borrowing capacity and improving its access to liquidity to support anticipated future revenue growth. As previously announced, the Company expects to achieve fiscal 2019 revenue growth of between 5-10% above fiscal 2018 revenue.

Safe Harbor Statement

Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe the Company’s future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected, including, but not limited to, the following: (i) the Company’s ability to achieve its expected revenue growth, gross margin, and EBITDA objectives in fiscal 2019 and beyond; (ii) the Company’s ability to achieve profitability and positive cash flows; (iii) the Company’s levels of cash and its limited borrowing capacity under the Company’s revolving line of credit; (iv) the availability of additional debt financing and/or equity capital; (v) the Company’s increasing emphasis on selling more of its products through third party distributors and sales agents, including the Company’s ability to attract and retain effective third party distributors and sales agents to execute its sales model; (vi) the Company’s ability to develop and participate in new product and technology offerings or applications in a cost effective and timely manner; (vii) the Company’s ability to manage the ongoing decreases in the average selling prices of its products as a result of competitive pressures in the evolving LED market; (viii) the Company’s ability to manage its inventory and avoid inventory obsolescence in a rapidly evolving LED market; (ix) the Company’s lack of major sources of recurring revenue and the potential consequences of the loss of one or more key customers or suppliers, including key contacts at such customers; (x) the Company’s ability to adapt to increasing convergence in the LED market; (xi) the Company’s ability to differentiate its products in a highly competitive market; (xii) the deterioration of market conditions, including the Company’s dependence on customers’ capital budgets for sales of products and services; (xiii) the Company’s ability to complete and execute its strategy in a highly competitive market and the Company’s ability to respond successfully to market competition; (xiv) the Company’s increasing reliance on third parties for the manufacture and development of products and product components; (xv) the Company’s ability to successfully implement its strategy of focusing mainly on lighting solutions using LED technologies; (xvi) the market acceptance of the Company’s products and services; (xvii) the Company’s ability to realize expected cost savings on the timetable and amounts expected from its cost reduction initiatives; (xviii) adverse developments with respect to litigation and other legal matters pursuant to which the Company is subject, (xix) the Company’s failure to comply with the covenants in its revolving credit agreement; (xx) the Company’s fluctuating quarterly results of operations as it focuses on new LED technologies and continues to focus investing in the Company’s third party distribution sales channel; (xxi) the Company’s ability to recruit, hire and retain talented individuals in all disciplines; (xxii) price fluctuations, shortages or interruptions of component supplies and raw materials used to manufacture the Company’s products; (xxiii) the Company’s ability to defend its patent portfolio; (xxiv) a reduction in the price of electricity; (xxv) the cost to comply with, and the effects of, any current and future government regulations, laws and policies; (xxvi) potential warranty claims in excess of the Company’s reserve estimates; (xxvii) the Company’s inability to timely and effectively remediate any material weaknesses in its internal control of financial reporting and/or the Company’s failure to maintain an effective system of internal control over financial reporting and (xxviii) the other risks described in the Company’s filings with the SEC. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect the Company’s performance may be found in its filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com/ in the Investor Relations section of the Company’s website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: December 6, 2018	By:	/s/ William T. Hull
William T. Hull
Chief Financial Officer

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